FUS-2 7/09
P1, P2, P4

SUPPLEMENT DATED JULY 22, 2009

TO THE PROSPECTUS
DATED MAY 1, 2009

AS PREVIOUSLY AMENDED
OF FRANKLIN U.S. GOVERNMENT FUND (FUND)

(A series of Franklin Templeton Variable Insurance

Products Trust)

The prospectus is amended by replacing the disclosure under "Main Risks – Mortgage Dollar Rolls" in its entirety with the following:

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes.

Please keep this supplement for future reference.